UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08411

James Advantage Funds

(Exact name of registrant as specified in charter)

1349 Fairground Road Xenia, Ohio	45385
(Address of principal executive offices)	(Zip code)

R. Brian Culpepper

P.O. Box 8 Alpha, Ohio 45301

(Name and address of agent for service)

Registrant's telephone number, including area code:	(937) 426-7640

Date of fiscal year end:	June, 30

Date of reporting period:	December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Semi-Annual Report

December 31, 2023

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

TABLE OF CONTENTS

Shareholder Letter	1

Growth of $10,000 or $50,000 Charts	4

Representation of Schedules of Investments	8

Schedule of Investments

James Balanced: Golden Rainbow Fund	9

James Small Cap Fund	14

James Micro Cap Fund	17

James Aggressive Allocation Fund	19

Statements of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights

James Balanced: Golden Rainbow Fund – Retail Class	29

James Balanced: Golden Rainbow Fund – Institutional Class	30

James Small Cap Fund	31

James Micro Cap Fund	32

James Aggressive Allocation Fund	33

Notes to Financial Statements	34

Disclosure of Fund Expenses	42

Additional Information	43

Privacy Policy	44

James Advantage Funds	Shareholder Letter
December 31, 2023 (Unaudited)

LETTER TO THE SHAREHOLDERS
OF THE JAMES ADVANTAGE FUNDS

Following a challenging 2022 for the stock market, 2023 brought a pleasant surprise. Despite many pundits’ initial predictions of a looming recession, stocks of all sizes across various sectors saw double digit returns. We are especially proud to note our funds performed just as impressively, if not better than, many indexes.

The Markets Over the Past Six Months

While past performance is no guarantee of future results, history often repeats itself. Based on historical monthly average returns, November and December are often the best months for the stock market while September and August tend to be the worst. In 2023, those outcomes remained consistent. During the difficult summer quarter (July, August, and September), the VettaFi US Equity 3000 Total Return Index fell 3.31% while the last three months of the year saw a positive return of 9.62%. Combining the two time periods, 2023 finished strong providing a solid 6.00% for the second half of the calendar year.

Smaller stocks, as seen by the VettaFi US Small-Cap 2000 Total Return Index, followed a similar pattern. The third calendar quarter declined 6.04% and the fourth quarter increased 15.43%, providing a total return of 8.46% for the six-month period.

This market reversal coincided with some of the action taken by the Federal Reserve (“Fed”). Initially, the Fed paused its policy of hiking rates policy, then suggested potential rate cuts might be made in 2024. This dovish stance allowed the markets to flourish towards the end of the year.

Not only did equity markets advance towards the end of the year, so did fixed income investments. The Bloomberg Intermediate Government/ Credit Index finished with a six-month return of 3.69%, of which, 4.56% came in the last three months.

Investment Goals and Objectives

The James Balanced: Golden Rainbow Fund (the “Golden Rainbow Fund”) seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Golden Rainbow Fund will generally hold positions in common stocks that in aggregate constitute between 35 percent and 60 percent of the Fund’s net assets. Bonds held in the Fund will generally be rated at or above Baa2 by Moody’s or BBB by S&P at the time of purchase. The Golden Rainbow Fund may hold municipal bonds, but generally buys them when they are attractively priced compared with taxable bonds.

The Golden Rainbow Fund’s benchmark is a blend of 25% VettaFi US Equity Large/Mid-Cap 1000 Total Return Index, 25% VettaFi US Equity Small-Cap 2000 Total Return Index, and 50% Bloomberg U.S. Intermediate Government/Credit Bond Index. The benchmark is the same for all share classes of the Golden Rainbow Fund. We believe this index to be an appropriate benchmark for the Fund as it provides representation from both large, mid, and small capitalization stocks as well as a fixed income component.

The James Aggressive Allocation Fund (the “Aggressive Allocation Fund”) seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. Shareholders should be aware this Fund will likely have a higher level of volatility than the Golden Rainbow Fund. The Aggressive Allocation Fund’s benchmark is a blend of 65% VettaFi US Equity 3000 Total Return Index and 35% Bloomberg U.S. Aggregate Government/Credit Bond Index.

The James Small Cap Fund (the “Small Cap Fund”) and the James Micro Cap Fund (the “Micro Cap Fund”) each seek to provide long-term capital appreciation. These Funds hold only equity securities and cash/cash equivalents, under most circumstances. The Small Cap Fund’s benchmark is the VettaFi US Equity Small-Cap 2000 Total Return Index, and the Micro Cap Fund’s benchmark is the VettaFi US Equity Micro-Cap Total Return Index.

Investment Philosophy

James Investment Research, Inc., the James Advantage Funds’ adviser (the “Adviser” or “JIR”), commenced operations in 1972 and became known as a value manager, seeking to identify stocks with good relative valuations, profitability, and positive price momentum. The Adviser’s research, along with much academic research, supports the view that value investing tends to outperform growth investing over the longer-run. There are times, however, when traditional valuation techniques do not correlate with future stock market performance. This is why we use a three-factor approach, often times relying more on profitability and momentum.

The James Advantage Funds offer several different styles, but they all have a slant towards relative value when it comes to stock selection. The Aggressive Allocation Fund generally takes on greater risk than the Golden Rainbow Fund in terms of its higher allocation to stocks, but still seeks to reduce that risk in anticipation of when the Adviser believes there could be a major decline in stock prices. Due to potentially higher equity levels, Aggressive Allocation Fund shareholders should generally have higher risk appetites for their mutual fund investments than those in the Golden Rainbow Fund.

The Micro Cap Fund and the Small Cap Fund invest in smaller capitalization companies. The Small Cap and Micro Cap Funds are niche products designed to meet the objectives of investors who want to establish diversified positions in these areas. As these Funds are equity products, they are intrinsically riskier than some of the other James Funds that hold bonds and the shareholder should expect relatively greater volatility in Net Asset Value (“NAV”) prices and a higher standard deviation of returns. Still, these portfolios include stocks ranked highly by the Adviser and undergo a thorough review by the Adviser’s researchers and portfolio managers.

The Adviser does not purchase research from broker/dealers, and consequentially, does not engage in any soft-dollar arrangements.

Semi-Annual Report | December 31, 2023	1

James Advantage Funds	Shareholder Letter
December 31, 2023 (Unaudited)

Strategy for Seeking to Meet Fund Objectives

For the Balanced: Golden Rainbow and the Aggressive Allocation, the main objective is to provide total return through growth and income. The Adviser has always held to the belief that preservation of capital in down markets is the key to long-term investment success. Hence, the Golden Rainbow Fund seeks to preserve capital by constructing a portfolio of both bonds and stocks. In the past, stocks have often provided capital appreciation when the economy has proven to be strong. Bonds, in general, are uncorrelated with stocks, and can provide asset class diversification as well as an income stream. In times when the stock market is strong, some investors may forget these positive characteristics of bonds, but the Golden Rainbow Fund has always held a significant position in bonds. The Aggressive Allocation Fund has a similar portfolio construction; however, it tends to hold a higher allocation to stocks and a lower investment in bonds.

The Small Cap Fund and the Micro Cap Fund look for stocks the Adviser believes to be undervalued, using its proprietary research to screen a database of over 3,000 stocks. Deterioration in a stock’s fundamental value characteristics can lead the Adviser to trim or sell the position.

Fund Performance

The Golden Rainbow Fund and the Aggressive Allocation Fund both hold significant bond positions. The expectation is that in periods of strong stock market returns, the Funds will participate, however not to the full extent, in those returns. The same can be said should stocks fall. These balanced styles aim to reduce the volatility commonly observed in pure stock funds. Over the six-month period ended December 31, 2023, the Retail Class shares of the Golden Rainbow Fund advanced 5.13% and the Institutional Class shares advanced 5.30%. The Golden Rainbow Fund paid a dividend in both quarters. The Retail Class shares paid 6.54 cents per share in September and 6.04 cents per share in December. The Institutional Class shares paid 7.77 cents per share in September and 7.26 cents per share in December. Additionally, in December the Golden Rainbow Fund paid all shareholders a long-term capital gain distribution of $0.187 per share.

Over the six months ended December 31, 2023, the Small Cap Fund increased 14.34%, compared to 8.18% earned by its 2000 stock small cap benchmark. In December, the Small Cap Fund distributed an ordinary dividend of 10.62 cents per share and a long-term capital gain of $0.0939 per share for the year.

The Micro Cap Fund increased 18.37% for the six months ended December 31, 2023. The Fund paid an ordinary dividend of 12.85 cents per share in December but did not provide a capital gain distribution.

Similar to the Golden Rainbow Fund, the Aggressive Allocation Fund’s strategy involves holding both stocks and bonds. However, the Aggressive Allocation Fund is more aggressive, typically maintaining a higher allocation to stocks compared to the Golden Rainbow Fund. The Aggressive Allocation Fund paid an ordinary dividend of 7.50 cents per share in December. A capital gain distribution was not paid. For the six months ended December 31, 2023, the Aggressive Allocation Fund increased by 7.37%.

Expectations for the Future (as of December 31, 2023)

The 2024 U.S. economic outlook is cautiously optimistic, relying on a ’soft-landing’ scenario where the economy slows but continues to grow, aided by Federal Reserve rate reductions as inflation moderates. Several factors are expected to contribute to this inflation moderation, including a decrease in shelter inflation, a normalization of supply chains, and controlled wage growth. Collectively, these elements increase the likelihood of inflation meeting its target and potentially triggering a Federal Reserve interest rate reduction.

We believe the success of this scenario depends on the Federal Reserve’s flexibility in adjusting policies, especially if early progress on inflation aligns with the target. The expected trajectory of the labor market, featuring a modest rise in unemployment, aligns with this ’soft-landing’ scenario.

Consumer spending is predicted to decelerate but remain positive, with its direction contingent on the Fed’s policy stance. The housing market may continue to stagnate due to high mortgage rates and prices unless there is a significant drop in mortgage rates. Signs of a manufacturing recovery offer hope, and in general, a gradual economic slowdown without recession is anticipated for 2024.

Globally, the economic outlook remains cautious, with concerns about slowing growth in the U.S., recessionary conditions in Europe, and challenges in China. Geopolitical events and upcoming elections introduce uncertainties that investors must navigate. However, we believe the late business cycle stage poses potential challenges, including downward trends in earnings revisions and stress on consumer spending due to higher prices. A weakening labor market and low consumer confidence contribute to this challenging landscape. In terms of investment, our view is intermediate and long-term indicators suggest neutrality with positive momentum for large-cap stocks, while small-caps remain attractively priced. We believe cyclical sectors are gaining appeal over defensive sectors.

The Federal Reserve’s pivot strategy has generated differing opinions on the timing and number of rate changes. While the hope for Fed easing replaces the earlier “higher for longer” sentiment, quantitative tightening continues. Concerns about debt sustainability, the impact of government spending on the economy, and bond markets persist. Lower investment-grade corporate bond spreads reflect increased confidence in the Fed’s approach and reduced recession fears.

In fixed income, we favor bonds with intermediate and longer maturities, as we believe that interest rates have peaked in this cycle. Additionally, we see value in high-quality bonds and agency mortgage-backed securities.

Our economic forecast faces several potential risks. These include persistently higher-than-anticipated inflation, a reversal in the Fed’s rate-cutting strategy, escalating geopolitical conflicts, surging oil prices, or economic data that significantly deviates from expectations. These factors introduce an element of uncertainty into the economic landscape in 2024.

2	www.jamesinvestment.com

James Advantage Funds	Shareholder Letter
December 31, 2023 (Unaudited)

Thank you once again for your continued support and confidence in the James Advantage Funds.

Brian P. Shepardson
Secretary, Chief Financial Officer
The James Advantage Funds

The statements and opinions expressed are those of the author, are as of the date of this report, are subject to change, and may not reflect the writer’s current views. All information is historical and not indicative of future results and subject to change. It should not be assumed that an investment in the securities mentioned will be profitable in the future. This information is not a recommendation to buy or sell.

Investing involves risk, including loss of principal. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-995-2637.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the last month-end at www.jamesinvestment.com.

Credit ratings apply to the underlying holdings of the Fund, and not to the Fund itself. Moody’s and S&P study the financial condition of an entity to ascertain its creditworthiness. The credit ratings reflect the rating agency’s opinion of the holdings financial condition and histories. The ratings shown (Baa2 by Moody’s/BBB by S&P) are all considered investment grade and are listed by highest to lowest in percentage of what the Fund holds.

Diversification does not eliminate the risk of experiencing investment loss.

The James Advantage Funds are distributed by Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (Member FINRA). Ultimus is not affiliated with James Investment Research, Inc.

Semi-Annual Report | December 31, 2023	3

James Advantage Funds	Growth of $10,000 or $50,000 Charts
December 31, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced: Golden Rainbow Fund – Retail Class

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Years	10 Years	Since Inception^
James Balanced: Golden Rainbow - Retail Class	11.52%	4.53%	2.75%	6.66%
Blended Index (a)	13.54%	7.63%	5.97%	N/A *
VettaFi U.S. Equity Large/ Mid-Cap 1000 Total Return Index	26.40%	15.41%	11.73%	N/A *
VettaFi U.S. Equity Small-Cap 2000 Total Return Index	16.52%	9.93%	7.16%	N/A *
Bloomberg U.S. Intermediate Government/Credit Bond Index	5.24%	1.59%	1.72%	4.60%
Blended Index (b)	13.62%	7.62%	5.96%	7.70%
Russell 1000® Index	26.53%	15.52%	11.80%	10.41%
Russell 2000® Index	16.93%	9.97%	7.16%	9.46%

(a)	The Blended Index is comprised of a 25% weighting in the VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index, a 25% weighting in the VettaFi U.S. Equity Small-Cap 2000 Total Return Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index. Effective May 31, 2023 the Fund Changed it’s primary benchmark to the Blended Index(a).

(b)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.

^	Fund and Class inception was July 1, 1991.

*	Inception date of the VettaFi U.S. Equity Large Cap/Mid-Cap 1000 Total Return Index and VettaFi U.S. Equity Small-Cap 2000 Total Return Index was December 17, 1999.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2023 was 1.25%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced: Golden Rainbow Fund – Institutional Class

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Years	10 Years	Since Inception^
James Balanced: Golden Rainbow - Institutional Class	11.78%	4.80%	3.01%	6.25%
Blended Index (a)	13.54%	7.63%	5.97%	9.27%
VettaFi U.S. Equity Large/ Mid-Cap 1000 Total Return Index	26.40%	15.41%	11.73%	15.95%
VettaFi U.S. Equity Small-Cap 2000 Total Return Index	16.52%	9.93%	7.16%	14.82%
Bloomberg U.S. Intermediate Government/Credit Bond Index	5.24%	1.59%	1.72%	2.53%
Blended Index (b)	13.62%	7.62%	5.96%	9.01%
Russell 1000® Index	26.53%	15.52%	11.80%	16.08%
Russell 2000® Index	16.93%	9.97%	7.16%	13.74%

(a)	The Blended Index is comprised of a 25% weighting in the VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index, a 25% weighting in the VettaFi U.S. Equity Small-Cap 2000 Total Return Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index. Effective May 31, 2023 the Fund Changed it’s primary benchmark to the Blended Index(a).

(b)	The Blended Index is comprised of a 25% weighting in the Russell 1000® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Bloomberg U.S. Intermediate Government/Credit Bond Index.

^	Class inception was March 2, 2009.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2023 was 1.00%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

4	www.jamesinvestment.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts
December 31, 2023 (Unaudited)

VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index is an index comprised of 1,000 of the largest U.S. stocks.

VettaFi U.S. Equity Small-Cap 2000 Total Return Index is an index that is comprised of the 1001st through the 3000th largest U.S. Stocks.

The Bloomberg U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasures government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. Equity Market. Russell 1000® Index is a subset of the Russell 3000® Index. It represents the top companies by market capitalization.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The VettaFi U.S. Equity Large/Mid-Cap 1000 Total Return Index, VettaFi U.S. Equity Small-Cap 2000 Total Return Index, Bloomberg U.S. Intermediate Government/Credit Bond Index, Russell 1000® Index, Russell 2000® Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2023	5

James Advantage Funds	Growth of $10,000 or $50,000 Charts
December 31, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Years	10 Years	Since Inception^
James Small Cap Fund	25.16%	12.32%	4.93%	7.55%
VettaFi U.S. Equity Small-Cap 2000 Total Return Index(a)	16.52%	9.93%	7.16%	N/A *
Russell 2000® Index	16.93%	9.97%	7.16%	8.64%

(a)	Effective May 31, 2023 the Fund changed it’s primary benchmark to VettaFi US Equity Small-Cap 2000 Total Return Index

^	Fund inception was October 2, 1998.

*	Inception date of the VettaFi U.S. Equity Small-Cap 2000 Total Return Index was December 17, 1999.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2023 was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Years	10 Years	Since Inception^
James Micro Cap Fund	31.72%	12.46%	7.27%	9.80%
VettaFi U.S. Equity Micro-Cap Total Return Index(a)	3.64%	5.79%	4.05%	N/A *
Russell Microcap® Index	9.35%	8.56%	5.79%	9.97%

(a)	Effective May 31, 2023 the Fund changed it’s primary benchmark to VettaFi U.S. Equity Micro-Cap Total Return Index.

^	Fund inception was July 1, 2010.

*	Inception date of the VettaFi U.S. Equity Micro-Cap Total Return Index was December 16, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2023 was 1.50%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information..

Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

VettaFi U.S. Equity Small-Cap 2000 Total Return Index is an index that is comprised of the 1001st through the 3000th largest U.S. Stocks.

VettaFi U.S. Equity Micro-Cap Total Return Index is an index that is comprised of the lower half of the VettaFi U.S. Equity Small-Cap 2000 Index plus U.S. Stocks ranked too low for inclusion.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The VettaFi U.S. Equity Small-Cap 2000 Total Return Index, VettaFi U.S. Equity Micro Cap Total Return Index, Russell 2000® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesinvestment.com

James Advantage Funds	Growth of $10,000 or $50,000 Charts
December 31, 2023 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Aggressive Allocation Fund

Average Annual Total Returns
(for the periods ended December 31, 2023)

	1 Year	5 Years	Since Inception^
James Aggressive Allocation Fund	19.31%	5.73%	2.88%
Blended Index (a)	16.84%	10.48%	8.38%
VettaFi U.S. Equity 3000 Total Return Index	23.05%	15.08%	11.67%
Bloomberg U.S. Aggregate Government/ Credit Bond Index	5.72%	1.41%	1.70%
Blended Index (b)	18.62%	10.52%	8.41%
Russell 3000® Index	25.96%	15.16%	11.73%

(a)	The Blended Index is comprised of a 65% weighting in the VettaFi U.S. Equity 3000 Total Return Index, and a 35% weighting in the Bloomberg U.S. Aggregate Government/Credit Bond Index. Effective May 31, 2023 the Fund Changed it’s primary benchmark to the Blended Index (a).

(b)	The Blended Index is comprised of a 65% weighting in the Russell 3000® Index, and a 35% weighting in the Bloomberg U.S. Aggregate Government/Credit Bond Index.

^	Fund inception was July 1, 2015.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2023 was 1.04%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

VettaFi U.S. Equity 3000 Total Return Index is an index comprised of 3,000 of the largest U.S. stocks.

The Bloomberg U.S. Aggregate Government/Credit Bond Index is an unmanaged index generally representative of U.S. Dollar denominated U.S. Treasuries, government related and investment grade U.S. corporate securities, that have a remaining maturity greater than one year.

The Russell 3000® Index is a stock market index of U.S. stocks. The Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The VettaFi U.S. Equity 3000 Total Return Index, Bloomberg U.S. Aggregate Government/Credit Bond Index, Russell 3000® Index and the Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Semi-Annual Report | December 31, 2023	7

James Advantage Funds	Representation of Schedules of Investments
December 31, 2023 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund and James Aggressive Allocation Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)*	James Small Cap Fund - Industry Sector Allocation (% of Net Assets)*

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)*	James Aggressive Allocation Fund - Industry Sector Allocation (% of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

**	Cash and Cash Equivalent percentage include the net of other assets and liabilities, which are contained on the Statement of Assets and Liabilities.

8	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 49.5%
Communication Services - 3.6%
Alphabet, Inc. - Class A (a)	72,807	$10,170,410
Meta Platforms, Inc. - Class A (a)	7,372	2,609,393
T-Mobile US, Inc.	15,000	2,404,950
		15,184,753
Consumer Discretionary - 6.0%
Amazon.com, Inc. (a)	31,310	4,757,241
Boot Barn Holdings, Inc. (a)	4,567	350,563
Deckers Outdoor Corporation (a)	1,800	1,203,174
Home Depot, Inc. (The)	16,000	5,544,800
Installed Building Products, Inc.	5,071	927,080
M/I Homes, Inc. (a)	20,189	2,780,833
McDonald’s Corporation	23,800	7,056,938
Oxford Industries, Inc.	9,000	900,000
TJX Companies, Inc. (The)	15,000	1,407,150
Winmark Corporation	1,401	584,988
		25,512,767
Consumer Staples - 3.7%
Casey’s General Stores, Inc.	2,500	686,850
Nestlé S.A. - ADR	16,300	1,884,769
PepsiCo, Inc.	6,050	1,027,532
Procter & Gamble Company (The)	31,100	4,557,394
Sysco Corporation	35,125	2,568,691
Walmart, Inc.	30,000	4,729,500
		15,454,736
Energy - 2.1%
Chevron Corporation	25,000	3,729,000
ConocoPhillips	11,615	1,348,153
Exxon Mobil Corporation	11,375	1,137,273
Matador Resources Company	8,059	458,235
Pioneer Natural Resources Company	1,821	409,506
Shell plc - ADR	10,600	697,480
Valero Energy Corporation	10,032	1,304,160
		9,083,807
Financials - 5.7%
Arthur J. Gallagher & Company	9,295	2,090,260
Bancorp, Inc. (The) (a)	29,488	1,137,057
Berkshire Hathaway, Inc. - Class B (a)	7,007	2,499,117
BlackRock, Inc.	2,642	2,144,776
Charles Schwab Corporation (The)	19,421	1,336,165
Enova International, Inc. (a)	49,844	2,759,363
Goldman Sachs Group, Inc. (The)	4,377	1,688,515
JPMorgan Chase & Company	30,926	5,260,513
LPL Financial Holdings, Inc.	5,000	1,138,100
MGIC Investment Corporation	31,967	616,643
Nelnet, Inc. - Class A	17,630	1,555,319
Primerica, Inc.	2,086	429,215
Regions Financial Corporation	65,499	1,269,371
		23,924,414

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	9

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
Health Care - 6.8%
Abbott Laboratories	19,650	$2,162,876
AbbVie, Inc.	14,792	2,292,316
AstraZeneca plc - ADR	60,273	4,059,387
Danaher Corporation	9,000	2,082,060
Elevance Health, Inc.	3,467	1,634,899
Eli Lilly & Company	9,569	5,577,960
Johnson & Johnson	14,030	2,199,062
Thermo Fisher Scientific, Inc.	5,000	2,653,950
UnitedHealth Group, Inc.	10,339	5,443,173
Zoetis, Inc.	2,550	503,294
		28,608,977
Industrials - 5.1%
ABB Ltd. - ADR	34,656	1,535,261
Caterpillar, Inc.	10,762	3,182,001
Deere & Company	8,500	3,398,895
Eaton Corporation plc	19,768	4,760,530
Encore Wire Corporation	4,283	914,849
Generac Holdings, Inc. (a)	2,492	322,066
Lockheed Martin Corporation	2,220	1,006,193
Northrop Grumman Corporation	2,740	1,282,703
Schneider Electric SE - ADR	12,004	482,921
Union Pacific Corporation	8,562	2,102,998
United Rentals, Inc.	4,500	2,580,390
		21,568,807
Information Technology - 13.0%
Accenture plc - Class A	7,000	2,456,370
Apple, Inc.	54,000	10,396,620
ASML Holding N.V.	2,740	2,073,961
Broadcom, Inc.	2,221	2,479,191
Cisco Systems, Inc.	23,171	1,170,599
Insight Enterprises, Inc. (a)	25,000	4,429,750
Jabil, Inc.	26,500	3,376,100
Mastercard, Inc. - Class A	9,000	3,838,590
Microsoft Corporation	40,376	15,182,992
Nova Ltd. (a)	22,432	3,081,932
NVIDIA Corporation	11,244	5,568,254
Vishay Intertechnology, Inc.	30,833	739,067
		54,793,426
Materials - 0.7%
Avery Dennison Corporation	8,000	1,617,280
Linde plc	1,757	721,617
Nucor Corporation	3,698	643,600
		2,982,497
Real Estate - 1.1%
American Tower Corporation	5,050	1,090,194
CBRE Group, Inc. - Class A (a)	14,100	1,312,569
Prologis, Inc.	16,000	2,132,800
		4,535,563

See Notes to Financial Statements.
10	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
Utilities - 1.7%
Ameren Corporation	10,422	$753,927
American Electric Power Company, Inc.	25,700	2,087,354
Iberdrola S.A. - ADR	20,100	1,055,250
NextEra Energy, Inc.	19,600	1,190,504
Sempra	26,800	2,002,764
		7,089,799
Total Common Stocks
(Cost $129,287,606)		$208,739,546

EXCHANGE-TRADED FUNDS - 4.5%
Consumer Discretionary Select Sector SPDR® Fund	17,300	$3,093,413
iShares Gold Trust (a)	209,455	8,175,029
iShares Russell 2000 ETF	30,000	6,021,300
Technology Select Sector SPDR® Fund	9,000	1,732,320
Total Exchange-Traded Funds
(Cost $13,791,078)		$19,022,062

	Par Value	Value
CORPORATE BONDS - 8.4%
Communication Services - 0.7%
AT&T, Inc., 2.950%, due 07/15/26	$1,000,000	$953,025
Comcast Corporation, 5.350%, due 11/15/27	2,000,000	2,067,274
		3,020,299
Consumer Discretionary - 0.2%
Ross Stores, Inc., 4.700%, due 04/15/27	1,000,000	989,253

Consumer Staples - 0.9%
Tyson Foods, Inc., 4.000%, due 03/01/26	1,500,000	1,470,806
Walmart, Inc., 5.250%, due 09/01/35	2,000,000	2,185,043
		3,655,849
Energy - 0.2%
BP Capital Markets America, Inc., 4.234%, due 11/06/28	1,000,000	993,884

Financials - 2.7%
Bank of America Corporation,
1.250%, due 09/24/26	2,000,000	1,782,101
5.000%, due 06/22/27	1,000,000	998,099
Bank of Montreal,
2.000%, due 12/22/26	2,500,000	2,267,379
Citigroup Global Markets Holdings, Inc.,
3.000%, due 03/28/24	2,500,000	2,479,510
Citigroup, Inc., 3.875%, due 03/26/25	2,000,000	1,962,610
Goldman Sachs Group, Inc. (The), 3.500%, due 04/01/25	1,000,000	977,257
Royal Bank of Canada, 5.848%, due 02/14/25	1,000,000	992,743
		11,459,699
Health Care - 1.0%
Johnson & Johnson, 1.300%, due 09/01/30	5,000,000	4,196,086

Industrials - 0.3%
Caterpillar, Inc., 8.250%, due 12/15/38	1,000,000	1,333,434

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	11

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Par Value	Value
Information Technology - 2.4%
Apple, Inc., 2.050%, due 09/11/26	$2,500,000	$2,354,952
Automatic Data Processing, Inc., 1.250%, due 09/01/30	2,000,000	1,664,695
Intel Corporation, 2.875%, due 05/11/24	5,000,000	4,951,347
PayPal Holdings, Inc., 2.650%, due 10/01/26	1,000,000	949,755
		9,920,749
Total Corporate Bonds
(Cost $37,385,042)		$35,569,253

	Par Value	Value
MORTGAGE-BACKED SECURITIES - 3.0%
Federal National Mortgage Association - 3.0%
3.500%, due 09/01/33	$3,037,629	$2,919,180
3.500%, due 05/25/47	264,510	248,184
2.500%, due 01/01/57	11,308,272	9,616,618
Total Mortgage-Backed Securities
(Cost $14,232,796)		$12,783,982

	Par Value	Value
MUNICIPAL BONDS - 1.7%
Ohio - 1.7%
Beavercreek Ohio City School District Series 2015, 3.250%, due 12/01/36 (Cost $7,409,029)	$7,450,000	$7,342,877

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 5.3%
Federal Farm Credit Bank - 1.8%
0.670%, due 08/04/25	$2,000,000	$1,879,361
2.750%, due 11/06/26	5,725,000	5,518,961
		7,398,322
Federal Home Loan Bank - 3.0%
3.650%, due 07/19/24	1,000,000	992,172
3.000%, due 12/30/24	1,000,000	982,718
3.125%, due 04/29/25	2,500,000	2,460,048
4.050%, due 07/28/25	2,000,000	1,988,600
0.580%, due 09/11/25	2,000,000	1,874,220
1.020%, due 09/17/26	2,500,000	2,289,085
0.850%, due 10/15/27	2,500,000	2,214,363
		12,801,206
Federal Home Loan Mortgage Corporation - 0.5%
3.125%, due 06/28/24	2,000,000	1,980,277

Total U.S. Government & Agencies
(Cost $23,211,237)		$22,179,805

See Notes to Financial Statements.
12	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 26.8%
U.S. Treasury Bills (b)- 0.2%
5.445%, due 09/05/24	$1,000,000	$967,508

U.S. Treasury Bonds - 2.5%
3.125%, due 05/15/48	12,500,000	10,414,063

U.S. Treasury Notes - 24.1%
0.250%, due 03/15/24	15,000,000	14,850,586
2.000%, due 06/30/24	2,000,000	1,968,828
4.500%, due 11/30/24	30,000,000	29,889,843
5.000%, due 09/30/25	5,000,000	5,050,977
2.375%, due 05/15/27	15,000,000	14,247,070
5.500%, due 08/15/28	5,000,000	5,344,922
3.125%, due 11/15/28	30,000,000	28,980,469
4.125%, due 11/15/32	1,000,000	1,016,484
		101,349,179
Total U.S. Treasury Obligations
(Cost $114,369,695)		$112,730,750

	Shares	Value
MONEY MARKET FUNDS - 0.7%
First American Treasury Obligations Fund - Class X, 5.28% (c) (Cost $2,765,611)	2,765,611	$2,765,611

Total Investments at Value - 99.9%
(Cost $342,452,094)		$421,133,886
Other Assets in Excess of Liabilities - 0.1%		295,764
Net Assets - 100.0%		$421,429,650

(a)	Non-income producing security.

(b)	The rate shown is the annualized yield at time of purchase.

(c)	The rate shown is the 7-day effective yield as of December 31, 2023.

ADR- American Depositary Receipt.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	13

James Small Cap Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 95.6%
Consumer Discretionary - 12.3%
Boyd Gaming Corporation	3,895	$243,866
Brinker International, Inc. (a)	22,182	957,819
Deckers Outdoor Corporation (a)	1,888	1,261,995
Marriott Vacations Worldwide Corporation	2,670	226,656
Oxford Industries, Inc.	3,040	304,000
Patrick Industries, Inc.	6,190	621,167
Winmark Corporation	1,921	802,114
YETI Holdings, Inc. (a)	6,670	345,373
		4,762,990
Consumer Staples - 4.5%
Andersons, Inc. (The)	5,993	344,838
Casey’s General Stores, Inc.	699	192,043
Coca-Cola Consolidated, Inc.	960	891,264
Ingles Markets, Inc. - Class A	3,455	298,408
		1,726,553
Energy - 4.2%
Callon Petroleum Company (a)	10,659	345,352
HF Sinclair Corporation	8,907	494,962
Magnolia Oil & Gas Corporation - Class A	19,100	406,639
Matador Resources Company	6,600	375,276
		1,622,229
Financials - 25.2%
American Equity Investment Life Holding Company (a)	9,397	524,353
American Financial Group, Inc.	2,630	312,681
Assured Guaranty Ltd.	10,300	770,748
Axos Financial, Inc. (a)	6,132	334,807
Bancorp, Inc. (The) (a)	7,299	281,449
Enova International, Inc. (a)	17,830	987,069
Evercore, Inc. - Class A	6,730	1,151,166
EZCORP, Inc. - Class A (a)	33,000	288,420
Federated Hermes, Inc.	7,149	242,065
First BanCorporation	47,750	785,488
Houlihan Lokey, Inc.	6,300	755,433
LPL Financial Holdings, Inc.	1,313	298,865
MGIC Investment Corporation	37,900	731,091
Piper Sandler Companies	6,085	1,064,084
Radian Group, Inc.	26,798	765,083
SouthState Corporation	5,620	474,609
		9,767,411
Health Care - 9.0%
AMN Healthcare Services, Inc. (a)	3,900	292,032
Corcept Therapeutics, Inc. (a)	18,033	585,712
Dynavax Technologies Corporation (a)	46,770	653,845
Innoviva, Inc. (a)	35,600	571,024
Integer Holdings Corporation (a)	4,878	483,312
National HealthCare Corporation	3,545	327,629
Option Care Helath, Inc. (a)	10,500	353,745
Varex Imaging Corporation (a)	11,600	237,800
		3,505,099

See Notes to Financial Statements.
14	www.jamesinvestment.com

James Small Cap Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
Industrials - 13.1%
Allegiant Travel Company	2,400	$198,264
Boise Cascade Company	4,976	643,695
Encore Wire Corporation	6,285	1,342,475
FTI Consulting, Inc. (a)	5,420	1,079,393
Generac Holdings, Inc. (a)	4,288	554,181
Hillenbrand, Inc.	13,136	628,558
WESCO International, Inc.	3,556	618,317
		5,064,883
Information Technology - 11.3%
Avnet, Inc.	8,250	415,800
Concentrix Corporation	2,500	245,525
Insight Enterprises, Inc. (a)	3,605	638,770
Nova Ltd. (a)	3,000	412,170
PC Connection, Inc.	17,500	1,176,175
Progress Software Corporation	5,935	322,271
Super Micro Computer, Inc. (a)	2,494	708,944
TD SYNNEX Corporation	1,100	118,371
Vishay Intertechnology, Inc.	13,612	326,280
		4,364,306
Materials - 6.7%
Cleveland-Cliffs, Inc. (a)	24,575	501,822
Graphic Packaging Holding Company	7,745	190,914
Innospec, Inc.	5,286	651,447
Schnitzer Steel Industries, Inc. - Class A	13,820	416,811
Warrior Met Coal, Inc	13,785	840,471
		2,601,465
Real Estate - 5.9%
Agree Realty Corporation	6,505	409,490
Healthcare Realty Trust, Inc.	8,000	137,840
LXP Industrial Trust	58,560	580,915
Physicians Realty Trust	21,000	279,510
Sabra Health Care REIT, Inc.	10,000	142,700
STAG Industrial, Inc.	6,000	235,560
Terreno Realty Corporation	4,200	263,214
Xenia Hotel & Resorts, Inc.	16,940	230,723
		2,279,952
Utilities - 3.4%
IDACORP, Inc.	3,753	368,995
Otter Tail Corporation	5,935	504,297
Portland General Electric Company	10,455	453,120
		1,326,412
TOTAL COMMON STOCKS
(Cost $23,285,005)		$37,021,300

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	15

James Small Cap Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 2.6%
U.S. Treasury Bills (b)- 2.6%
5.444%, due 01/25/24 (Cost $996,511)	$1,000,000	$996,631

	Shares	Value
MONEY MARKET FUNDS - 2.0%
First American Treasury Obligations Fund - Class X, 5.28% (c) (Cost $779,898)	779,898	$779,898

Total Investments at Value - 100.2%
(Cost $25,061,414)		$38,797,829
Liabilities in Excess of Other Assets - (0.2%)		(65,335)
Net Assets - 100.0%		$38,732,494

(a)	Non-income producing security.

(b)	The rate shown is the annualized yield at time of purchase.

(c)	The rate shown is the 7-day effective yield as of December 31, 2023.

See Notes to Financial Statements.
16	www.jamesinvestment.com

James Micro Cap Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 94.8%
Consumer Discretionary - 11.9%
Century Communities, Inc.	4,662	$424,895
Haverty Furniture Companies, Inc.	21,134	750,256
M/I Homes, Inc. (a)	4,742	653,163
MarineMax, Inc. (a)	5,750	223,675
Patrick Industries, Inc.	4,044	405,816
Shoe Carnival, Inc.	12,950	391,220
Standard Motor Products, Inc.	5,625	223,931
Zumiez, Inc. (a)	4,568	92,913
		3,165,869
Consumer Staples - 5.7%
Central Garden & Pet Company - Class A (a)	13,108	577,276
Ingles Markets, Inc. - Class A	10,714	925,369
		1,502,645
Energy - 6.0%
Civitas Resources, Inc.	7,254	496,029
Dorian LPG Ltd.	19,032	834,933
Vital Energy, Inc. (a)	5,814	264,479
		1,595,441
Financials - 27.1%
Bancorp, Inc. (The) (a)	6,900	266,064
Donnelley Financial Solutions, Inc. (a)	20,288	1,265,363
Enova International, Inc. (a)	17,016	942,006
Federal Agricultural Mortgage Corporation - Class C	6,912	1,321,712
Merchants Bancorp	25,704	1,094,476
Nelnet, Inc. - Class A	5,646	498,090
OFG Bancorp	25,456	954,091
Piper Sandler Companies	4,960	867,355
		7,209,157
Health Care - 8.3%
Cartesian Therapeutics, Inc. (a)	94,737	947
Innoviva, Inc. (a)	40,082	642,915
Integer Holdings Corporation (a)	6,396	633,716
iRadmed Corporation	2,400	113,928
iTeos Therapeutics, Inc. (a)	3,964	43,406
Kiniksa Pharmaceuticals, Ltd. - Class A (a)	6,909	121,184
SIGA Technologies, Inc.	52,400	293,440
Utah Medical Products, Inc.	4,200	353,724
		2,203,260
Industrials - 11.3%
ACCO Brands Corporation	74,997	455,982
ArcBest Corporation	5,285	635,310
Boise Cascade Company	2,500	323,400
CRA International, Inc.	3,384	334,508
Cross Country Healthcare, Inc. (a)	4,213	95,382
Genco Shipping & Trading Ltd.	8,000	132,720
Heidrick & Struggles International, Inc.	3,400	100,402
Insteel Industries, Inc.	3,500	134,015
Kforce, Inc.	2,400	162,144
Shyft Group, Inc. (The)	6,336	77,426
Transcat, Inc. (a)	2,200	240,526

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	17

James Micro Cap Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
Industrials - 11.3% (continued)
V2X, Inc. (a)	6,950	$322,758
		3,014,573
Information Technology - 16.6%
Cohu, Inc. (a)	8,022	283,899
ePlus, Inc. (a)	4,600	367,264
Insight Enterprises, Inc. (a)	5,163	914,831
Nova Ltd. (a)	8,143	1,118,767
PC Connection, Inc.	12,184	818,887
Photronics, Inc. (a)	22,198	696,351
Vishay Precision Group, Inc. (a)	6,384	217,503
		4,417,502
Materials - 5.7%
Innospec, Inc.	4,000	492,960
Schnitzer Steel Industries, Inc. - Class A	18,045	544,237
United States Lime & Minerals, Inc.	2,070	476,825
		1,514,022
Real Estate - 1.4%
PotlatchDeltic Corporation	7,517	369,085

Utilities - 0.8%
Clearway Energy, Inc. - Class C	7,332	201,117

Total Common Stocks
(Cost $13,841,553)		$25,192,671

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 3.4%
U.S. Treasury Bills (b)- 3.4%
5.069%, due 01/25/24 (Cost $897,134)	$900,000	$896,968

	Shares	Value
MONEY MARKET FUNDS - 1.0%
First American Treasury Obligations Fund - Class X, 5.28% (c) (Cost $260,425)	260,425	$260,425

Total Investments at Value - 99.2%
(Cost $14,999,112)		$26,350,064
Other Assets in Excess of Liabilities - 0.8%		221,371
Net Assets - 100.0%		$26,571,435

(a)	Non-income producing security.

(b)	The rate shown is the annualized yield at time of purchase.

(c)	The rate shown is the 7-day effective yield as of December 31, 2023.

See Notes to Financial Statements.
18	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS - 77.7%
Communication Services - 8.2%
Alphabet, Inc. - Class A (a)	4,750	$663,528
Comcast Corporation - Class A	6,645	291,383
Meta Platforms, Inc. - Class A (a)	1,300	460,148
T-Mobile US, Inc.	2,300	368,759
		1,783,818
Consumer Discretionary - 8.4%
Best Buy Company, Inc.	1,815	142,078
Crocs, Inc. (a)	2,000	186,820
Deckers Outdoor Corporation (a)	700	467,901
Home Depot, Inc. (The)	700	242,585
M/I Homes, Inc. (a)	1,725	237,602
McDonald’s Corporation	1,000	296,510
Tractor Supply Company	1,205	259,111
		1,832,607
Consumer Staples - 4.0%
Lamb Weston Holdings, Inc.	1,500	162,135
PepsiCo, Inc.	1,100	186,824
Procter & Gamble Company (The)	1,700	249,118
Walmart, Inc.	1,700	268,005
		866,082
Energy - 4.0%
Cheniere Energy, Inc.	845	144,250
Chevron Corporation	2,000	298,320
Matador Resources Company	5,000	284,300
Valero Energy Corporation	1,000	130,000
		856,870
Financials - 9.6%
Bancorp, Inc. (The) (a)	4,400	169,664
BlackRock, Inc.	500	405,900
Charles Schwab Corporation (The)	3,000	206,400
Enova International, Inc. (a)	8,485	469,730
Goldman Sachs Group, Inc. (The)	855	329,833
JPMorgan Chase & Company	2,000	340,200
Primerica, Inc.	800	164,608
		2,086,335
Health Care - 10.8%
Abbott Laboratories	2,625	288,934
AbbVie, Inc.	1,250	193,713
AstraZeneca plc - ADR	4,000	269,400
Danaher Corporation	825	190,856
Eli Lilly & Company	600	349,751
Johnson & Johnson	1,295	202,978
Novo Nordisk A/S - ADR	2,000	206,900
UnitedHealth Group, Inc.	610	321,147
Zoetis, Inc.	1,595	314,805
		2,338,484
Industrials - 5.8%
ABB Ltd. - ADR	3,500	155,050
Caterpillar, Inc.	800	236,536
Deere & Company	435	173,943
Eaton Corporation plc	1,175	282,963

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	19

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
Industrials - 5.8% (continued)
Lockheed Martin Corporation	415	$188,095
Union Pacific Corporation	850	208,777
Veralto Corporation	275	22,622
		1,267,986
Information Technology - 18.6%
Accenture plc - Class A	465	163,173
Apple, Inc.	3,300	635,349
ASML Holding N.V.	550	416,306
Broadcom, Inc.	300	334,875
Cadence Design Systems, Inc. (a)	2,000	544,740
Cisco Systems, Inc.	1,500	75,780
Jabil, Inc.	1,800	229,320
Mastercard, Inc. - Class A	735	313,485
Microsoft Corporation	1,690	635,508
NVIDIA Corporation	1,400	693,307
		4,041,843
Materials - 3.3%
Albemarle Corporation	825	119,196
CF Industries Holdings, Inc.	500	39,750
James Hardie Industries plc - ADR (a)	6,800	262,956
Linde plc	400	164,284
Nucor Corporation	700	121,828
		708,014
Real Estate - 2.7%
Digital Realty Trust, Inc.	1,500	201,870
Prologis, Inc.	2,905	387,237
		589,107
Utilities - 2.3%
American Water Works Company, Inc.	750	98,993
Iberdrola S.A. - ADR	2,000	105,000
NextEra Energy, Inc.	3,480	211,374
Sempra	1,220	91,171
		506,538
Total Common Stocks
(Cost $11,824,744)		$16,877,684

	Par Value	Value
CORPORATE BONDS - 5.8%
Consumer Discretionary - 2.0%
Starbucks Corporation, 2.550%, due 11/15/30	$500,000	$442,211

Financials - 2.0%
Bank of Montreal, 2.000%, due 12/22/26	200,000	181,390
Citigroup, Inc., 3.875%, due 03/26/25	250,000	245,327
		426,717
Health Care - 1.0%
AstraZeneca plc, 0.700%, due 04/08/26	250,000	230,146

See Notes to Financial Statements.
20	www.jamesinvestment.com

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Par Value	Value
Information Technology - 0.8%
Automatic Data Processing, Inc., 1.250%, due 09/01/30	$200,000	$166,470

Total Corporate Bonds
(Cost $1,402,436)		$1,265,544

	Par Value	Value
U.S. GOVERNMENT & AGENCIES - 5.9%
Federal Farm Credit Bank - 2.2%
0.670%, due 08/04/25	$500,000	$469,840

Federal Home Loan Bank - 0.5%
3.650%, due 07/19/24	100,000	99,217

Federal Home Loan Mortgage Corporation - 1.1%
3.125%, due 06/28/24	250,000	247,535

Federal National Mortgage Association - 2.1%
0.560%, due 10/22/25	500,000	465,847

Total U.S. Government & Agencies
(Cost $1,350,000)		$1,282,439

	Par Value	Value
U.S. TREASURY OBLIGATIONS - 8.7%
U.S. Treasury Bills (b)- 1.1%
5.385%, due 08/08/24	$250,000	$242,806

U.S. Treasury Bonds - 2.4%
2.250%, due 08/15/49	750,000	523,652

U.S. Treasury Notes - 5.2%
0.250%, due 03/15/24	500,000	495,020
1.125%, due 02/28/25	400,000	384,203
2.625%, due 02/15/29	250,000	235,371
		1,114,594
Total U.S. Treasury Obligations
(Cost $1,882,411)		$1,881,052

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	21

James Aggressive Allocation Fund	Schedule of Investments
December 31, 2023 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS - 1.9%
First American Treasury Obligations Fund - Class X, 5.28% (c) (Cost $409,822)	409,822	$409,822

Total Investments at Value - 100.0%
(Cost $16,869,413)		$21,716,541
Other Assets in Excess of Liabilities - 0.0% (d)		10,772
Net Assets - 100.0%		$21,727,313

(a)	Non-income producing security.

(b)	The rate shown is the annualized yield at time of purchase.

(c)	The rate shown is the 7-day effective yield as of December 31, 2023.

(d)	Percentage rounds to less than 0.1%.

ADR- American Depositary Receipt.

See Notes to Financial Statements.
22	www.jamesinvestment.com

James Advantage Funds	Statements of Assets and Liabilities
December 31, 2023 (Unaudited)

	James Balanced:
	Golden Rainbow	James Small	James Micro	James Aggressive
	Fund	Cap Fund	Cap Fund	Allocation Fund
ASSETS

Investment securities:
At cost	$342,452,094	$25,061,414	$14,999,112	$16,869,413
At value	421,133,886	38,797,829	26,350,064	21,716,541
Receivable for capital shares sold	69,185	4,691	266,835	—
Dividends and interest receivable	1,054,744	28,980	12,665	29,984
Tax reclaims receivable	19,294	—	—	1,428
Other assets	50,118	1,296	886	—
Total Assets	422,327,227	38,832,796	26,630,450	21,747,953

LIABILITIES

Payable for capital shares redeemed	439,418	35,834	23,522	160
Accrued expenses:
Management fees (Note 4)	262,774	40,044	32,546	17,755
Administration fees (Note 4)	13,259	—	—	—
12b-1 distribution and service fees (Note 4)	68,590	20,423	—	—
Trustee fees (Note 4)	27,224	4,001	2,947	2,725
Other accrued expenses	86,312	—	—	—
Total Liabilities	897,577	100,302	59,015	20,640
Net Assets	$421,429,650	$38,732,494	$26,571,435	$21,727,313

NET ASSETS CONSIST OF

Paid-in capital	$339,743,330	$24,006,671	$15,540,381	$17,722,590
Accumulated Earnings	81,686,320	14,725,823	11,031,054	4,004,723
Net Assets	$421,429,650	$38,732,494	$26,571,435	$21,727,313

PRICING OF RETAIL CLASS SHARES

Net assets	$330,225,478	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	16,145,908	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$20.45	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES

Net assets	$91,204,172	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	4,538,846	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$20.09	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$38,732,494	$26,571,435	$21,727,313
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	1,119,397	1,293,934	1,819,946
Net assets value, offering price and redemption price per share	N/A	$34.60	$20.54	$11.94

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	23

James Advantage Funds	Statements of Operations
For the Six Months Ended December 31, 2023 (Unaudited)

	James Balanced:
	Golden Rainbow	James Small	James Micro	James Aggressive
	Fund	Cap Fund	Cap Fund	Allocation Fund
INVESTMENT INCOME
Dividends (Net of withholding taxes of $7,243, $1,003, $0 and $192, respectively)	$1,683,176	$313,948	$232,858	$118,095
Interest	3,259,138	21,950	21,970	48,573
Total Income	4,942,314	335,898	254,828	166,668
EXPENSES
Management fees (Note 4)	1,562,880	215,581	173,117	98,733
12b-1 distribution and service fees - Retail Class (Note 4)	414,969	—	—	—
12b-1 distribution and service fees (Note 4)	—	44,656	—	—
Administration fees (Note 4)	105,603	—	—	—
Trustee fees and expenses (Note 4)	90,112	7,698	5,255	4,418
Audit and tax services fees	44,101	—	—	—
Transfer agent fees (Note 4)	42,649	—	—	—
Legal fees	37,422	—	—	—
Insurance fees	27,521	—	—	—
Registration fees	21,285	—	—	—
Custodian fees	16,496	—	—	—
Shareholder reporting expenses	2,266	—	—	—
Other expenses	53,123	—	—	—
Total Expenses	2,418,427	267,935	178,372	103,151
Net Investment Income	2,523,887	67,963	76,456	63,517
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from investment transactions	5,264,551	921,552	124,188	(98,428)
Net change in unrealized appreciation (depreciation) on investments	13,125,090	3,908,952	3,967,945	1,517,665
Net Realized and Unrealized Gains on Investments	18,389,641	4,830,504	4,092,133	1,419,237
Net Increase in Net Assets Resulting from Operations	$20,913,528	$4,898,467	$4,168,589	$1,482,754

See Notes to Financial Statements.
24	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2023	Year Ended
	(Unaudited)	June 30, 2023
FROM OPERATIONS

Net investment income	$2,523,887	$5,487,744
Net realized gains from investment transactions	5,264,551	7,209,330
Net change in unrealized appreciation (depreciation) on investments	13,125,090	14,730,213
Net increase in net assets resulting from operations	20,913,528	27,427,287

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)

Retail Class Shares	(5,096,277)	(17,821,373)
Institutional Class	(1,524,579)	(5,557,368)
Decrease in net assets from distributions to shareholders	(6,620,856)	(23,378,741)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares
Proceeds from shares sold	1,826,477	5,169,408
Net asset value of shares issued in reinvestment of distributions to shareholders	5,015,057	17,394,078
Payments for shares redeemed	(26,311,552)	(67,278,578)
Net decrease in net assets from Retail Class capital share transactions	(19,470,018)	(44,715,092)

Institutional Class Shares
Proceeds from shares sold	4,422,540	5,724,232
Net asset value of shares issued in reinvestment of distributions to shareholders	1,472,488	5,201,476
Payments for shares redeemed	(11,540,368)	(24,221,764)
Net decrease in net assets from Institutional Class capital share transactions	(5,645,340)	(13,296,056)
Total decrease in net assets	(10,822,686)	(53,962,602)

NET ASSETS:

Beginning of period	432,252,336	486,214,938
End of period	$421,429,650	$432,252,336

CAPITAL SHARE ACTIVITY

Retail Class
Shares sold	91,858	265,747
Shares issued in reinvestment of distributions to shareholders	252,458	913,750
Shares redeemed	(1,331,148)	(3,478,060)
Net decrease in shares outstanding	(986,832)	(2,298,563)
Shares outstanding, beginning of period	17,132,740	19,431,303
Shares outstanding, end of period	16,145,908	17,132,740

Institutional Class Shares
Shares sold	226,559	300,675
Shares issued in reinvestment of distributions to shareholders	75,413	277,703
Shares redeemed	(594,086)	(1,276,089)
Net decrease in shares outstanding	(292,114)	(697,711)
Shares outstanding, beginning of period	4,830,960	5,528,671
Shares outstanding, end of period	4,538,846	4,830,960

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	25

James Small Cap Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2023	Year Ended
	(Unaudited)	June 30, 2023
FROM OPERATIONS

Net investment income	$67,963	$121,182
Net realized gains from investment transactions	921,552	105,071
Net change in unrealized appreciation (depreciation) on investments	3,908,952	4,708,361
Net increase in net assets resulting from operations	4,898,467	4,934,614

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(223,700)	(2,074,237)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	310,144	679,374
Net asset value of shares issued in reinvestment of distributions to shareholders	219,561	2,031,225
Payments for shares redeemed	(1,258,892)	(3,544,334)
Net decrease in net assets from capital share transactions	(729,187)	(833,735)
Total increase in net assets	3,945,580	2,026,642

NET ASSETS

Beginning of period	34,786,914	32,760,272
End of period	$38,732,494	$34,786,914

CAPITAL SHARE ACTIVITY

Shares sold	9,852	22,888
Shares issued in reinvestment of distributions to shareholders	6,537	70,981
Shares redeemed	(39,801)	(123,013)
Net decrease in shares outstanding	(23,412)	(29,144)
Shares outstanding, beginning of period	1,142,809	1,171,953
Shares outstanding, end of period	1,119,397	1,142,809

See Notes to Financial Statements.
26	www.jamesinvestment.com

James Micro Cap Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2023	Year Ended
	(Unaudited)	June 30, 2023
FROM OPERATIONS

Net investment income	$76,456	$142,510
Net realized gains (losses) from investment transactions	124,188	(364,636)
Net change in unrealized appreciation (depreciation) on investments	3,967,945	3,463,217
Net increase in net assets resulting from operations	4,168,589	3,241,091

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(163,890)	(1,830,954)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	523,632	85,589
Net asset value of shares issued in reinvestment of distributions to shareholders	162,067	1,803,440
Payments for shares redeemed, net redemption fees	(799,598)	(2,894,276)
Net decrease in net assets from capital share transactions	(113,899)	(1,005,247)
Total increase in net assets	3,890,800	404,890

NET ASSETS

Beginning of period	22,680,635	22,275,745
End of period	$26,571,435	$22,680,635

CAPITAL SHARE ACTIVITY

Shares sold	27,238	4,984
Shares issued in reinvestment of distributions to shareholders	7,810	111,320
Shares redeemed	(40,371)	(172,004)
Net decrease in shares outstanding	(5,323)	(55,700)
Shares outstanding, beginning of period	1,299,257	1,354,957
Shares outstanding, end of period	1,293,934	1,299,257

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	27

James Aggressive Allocation Fund	Statements of Changes in Net Assets

	For the
	Six Months Ended
	December 31,	For the
	2023	Year Ended
	(Unaudited)	June 30, 2023
FROM OPERATIONS

Net investment income	$63,517	$167,833
Net realized gains (losses) from investment transactions	(98,428)	250,927
Net change in unrealized appreciation (depreciation) on investments	1,517,665	2,248,826
Net increase in net assets resulting from operations	1,482,754	2,667,586

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(135,785)	(148,040)

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold	2,747,763	143,095
Net asset value of shares issued in reinvestment of distributions to shareholders	130,771	145,414
Payments for shares redeemed	(2,152,768)	(2,208,590)
Net increase (decrease) in net assets from capital share transactions	725,766	(1,920,081)
Total increase in net assets	2,072,735	599,465

NET ASSETS

Beginning of period	19,654,578	19,055,113
End of period	$21,727,313	$19,654,578

SUMMARY OF CAPITAL SHARE ACTIVITY

Shares sold	232,883	13,913
Shares issued in reinvestment of distributions to shareholders	10,925	14,570
Shares redeemed	(180,705)	(214,129)
Net increase (decrease) in shares outstanding	63,103	(185,646)
Shares outstanding, beginning of period	1,756,843	1,942,489
Shares outstanding, end of period	1,819,946	1,756,843

See Notes to Financial Statements.
28	www.jamesinvestment.com

James Balanced: Golden Rainbow Fund – Retail Class	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of period	$19.76		$19.54	$22.94	$20.08	$20.69	$23.32
Income (loss) from investment operations:
Net investment income(a)	0.11		0.22	0.15	0.17	0.26	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	0.90		0.98	(2.02)	2.90	(0.50)	(0.64)
Total from investment operations	1.01		1.20	(1.87)	3.07	(0.24)	(0.39)

Less distributions from:
Net investment income	(0.13)		(0.21)	(0.16)	(0.18)	(0.22)	(0.29)
Net realized gains on investments	(0.19)		(0.77)	(1.37)	(0.03)	(0.15)	(1.95)
Total distributions	(0.32)		(0.98)	(1.53)	(0.21)	(0.37)	(2.24)
Net asset value at end of period	$20.45		$19.76	$19.54	$22.94	$20.08	$20.69

Total return	5.13	% (b)	6.41%	(8.97)%	15.38%	(1.18)%	(1.24)%

Net assets, end of period (in thousands)	$330,225		$338,463	$379,714	$485,082	$534,314	$771,733

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.20	% (c)	1.23%	1.18%	1.16%	1.13%	1.06%
Ratio of net investment income to average net assets	1.14	% (c)	1.16%	0.68%	0.81%	1.25%	1.14%
Portfolio turnover rate	6	% (b)	34%	26%	57%	36%	71%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	29

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of period	$19.41		$19.26	$22.63	$19.82	$20.43	$23.06
Income (loss) from investment operations:
Net investment income(a)	0.14		0.27	0.20	0.22	0.31	0.30
Net realized and unrealized gains (losses) on investments and foreign currencies	0.88		0.95	(1.99)	2.86	(0.50)	(0.63)
Total from investment operations	1.02		1.22	(1.79)	3.08	(0.19)	(0.33)

Less distributions from:
Net investment income	(0.15)		(0.30)	(0.21)	(0.24)	(0.27)	(0.35)
Net realized gains on investments	(0.19)		(0.77)	(1.37)	(0.03)	(0.15)	(1.95)
Total distributions	(0.34)		(1.07)	(1.58)	(0.27)	(0.42)	(2.30)
Net asset value at end of period	$20.09		$19.41	$19.26	$22.63	$19.82	$20.43

Total return	5.30	% (b)	6.64%	(8.73)%	15.63%	(0.93)%	(0.99)%

Net assets, end of period (in thousands)	$91,204		$93,789	$106,501	$139,806	$171,173	$304,290

Ratios/Supplemental Data:
Ratio of expenses to average net assets	0.95	% (c)	0.98%	0.93%	0.91%	0.88%	0.80%
Ratio of net investment income to average net assets	1.39	% (c)	1.40%	0.92%	1.06%	1.51%	1.38%
Portfolio turnover rate	6	% (b)	34%	26%	57%	36%	71%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized.

See Notes to Financial Statements.
30	www.jamesinvestment.com

James Small Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of period	$30.44		$27.95	$30.46	$18.80	$23.22	$30.13
Income (loss) from investment operations:
Net investment income (loss)(a)	0.06		0.11	0.13	0.09	0.10	(0.01)
Net realized and unrealized gains (losses) on investments	4.30		4.19	(2.55)	11.70	(4.52)	(4.76)
Total from investment operations	4.36		4.30	(2.42)	11.79	(4.42)	(4.77)

Less distributions from:
Net investment income	(0.11)		(0.14)	(0.09)	(0.13)	—	—
Net realized gains on investments	(0.09)		(1.67)	—	—	—	(2.14)
Total distributions	(0.20)		(1.81)	(0.09)	(0.13)	—	(2.14)
Net asset value at end of period	$34.60		$30.44	$27.95	$30.46	$18.80	$23.22

Total return	14.34	% (b)	15.83%	(7.99)%	62.87%	(19.04)%	(15.63)%

Net assets, end of period (in thousands)	$38,732		$34,787	$32,760	$39,859	$29,006	$42,266

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50	% (c)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.38	% (c)	0.36%	0.42%	0.36%	0.46%	(0.02)%
Portfolio turnover rate	6	% (b)	18%	34%	42%	35%	75%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	31

James Micro Cap Fund	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of period	$17.46		$16.44	$19.54	$12.73	$15.92	$17.88
Income (loss) from investment operations:
Net investment income (a)	0.06		0.11	0.06	0.01	0.06	0.01
Net realized and unrealized gains (losses) on investments	3.15		2.34	(2.37)	6.88	(2.70)	(1.06)
Total from investment operations	3.21		2.45	(2.31)	6.89	(2.64)	(1.05)

Less distributions from:
Net investment income	(0.13)		(0.09)	(0.01)	(0.07)	(0.04)	—
Net realized gains on investments	—		(1.34)	(0.78)	(0.01)	(0.51)	(0.91)
Total distributions	(0.13)		(1.43)	(0.79)	(0.08)	(0.55)	(0.91)
Paid-in capital from redemption fees	0.00	(b)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of period	$20.54		$17.46	$16.44	$19.54	$12.73	$15.92

Total return	18.37	% (c)	15.66%	(12.56)%	54.32%	(17.38)%	(5.25)%

Net assets, end of period (in thousands)	$26,571		$22,681	$22,276	$29,345	$19,580	$26,600

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.50	% (d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.64	% (d)	0.64%	0.30%	0.03%	0.41%	0.05%
Portfolio turnover rate	0	% (c)	5%	20%	55%	35%	65%

(a)	Calculated using the average shares method.

(b)	Amount rounds to less than $0.01 per share.

(c)	Not annualized.

(d)	Annualized.

See Notes to Financial Statements.
32	www.jamesinvestment.com

James Aggressive Allocation Fund	Financial Highlights
Per share data for a share outstanding throughout each period:

	For the
	Six Months
	Ended		For the	For the	For the	For the	For the
	December 31, 2023		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	(Unaudited)		June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net asset value - beginning of period	$11.19		$9.81	$11.45	$9.23	$10.20	$10.66
Income (loss) from investment operations:
Net investment income(a)	0.03		0.10	0.04	0.04	0.12	0.13
Net realized and unrealized gains (losses) on investments and foreign currencies	0.80		1.36	(1.66)	2.27	(0.98)	(0.50)
Total from investment operations	0.83		1.46	(1.62)	2.31	(0.86)	(0.37)

Less distributions from:
Net investment income	(0.08)		(0.08)	(0.02)	(0.09)	(0.11)	(0.09)
Net asset value at end of period	$11.94		$11.19	$9.81	$11.45	$9.23	$10.20

Total return	7.37	% (b)	(15.02)%	(14.15)%	25.12%	(8.60)%	(3.40)%

Net assets, end of period (in thousands)	$21,727		$19,655	$19,055	$25,576	$20,795	$22,936

Ratios/Supplemental Data:
Ratio of expenses to average net assets	1.02	% (c)	1.02%	1.01%	1.01%	0.98%	0.98%
Ratio of net investment income to average net assets	0.63	% (c)	0.89%	0.34%	0.42%	1.17%	1.29%
Portfolio turnover rate	9	% (b)	17%	39%	77%	80%	69%

(a)	Calculated using the average shares method.

(b)	Not annualized.

(c)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | December 31, 2023	33

James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

1. ORGANIZATION

James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund are each a diversified series of the Trust (individually a “Fund,” and collectively, the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other investors that are approved by management of the Trust).

The James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The James Balanced: Golden Rainbow Fund seeks to achieve its objective by investing primarily in equity securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued, and in fixed income securities.

The James Small Cap Fund seeks to provide long-term capital appreciation. The James Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization companies that the Adviser believes are undervalued. Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi U.S. Equity Small-Cap 2000 Total Return Index.

The James Micro Cap Fund seeks to provide long-term capital appreciation. The James Micro Cap Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization companies that the Adviser believes are undervalued. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the VettaFi U.S. Equity Micro-Cap Total Return Index, including exchange-traded funds (“ETFs”) that invest primarily in such securities.

The James Aggressive Allocation Fund seeks to provide total return through a combination of growth and income. Preservation of capital in declining markets is a secondary objective. The James Aggressive Allocation Fund will generally run equity allocations of 60% or higher and, therefore, could be more volatile than a more conservative fund that holds a smaller percentage of its assets in stocks. Due to its aggressive nature, the James Aggressive Allocation Fund will generally have a turnover ratio much higher than the James Balanced: Golden Rainbow Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are considered an investment company for financial reporting purposes under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

Regulatory Update

Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Share Valuation

The net asset value (“NAV”) per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The NAV per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the NAV per share, except that shares of the James Micro Cap Fund are subject to a redemption fees of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $16 and $0 for the periods ended December 31, 2023 and June 30, 2023, respectively. The redemption fees are reflected in the “Payment for shares redeemed, net of redemption fee” in the Statements of Changes in Net Assets.

Securities Valuation

Securities are valued at fair value. The Funds’ portfolio securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’ opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an

34	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

event occurs after the close of the trading market (but before the time as of which a Fund calculates its NAV) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a restricted security is being valued, that security will be valued at its fair value as determined by the Adviser as the Fund’s valuation designee, in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”) pursuant to Rule 2a-5 under the 1940 Act. Corporate bonds, U.S. government agencies, U.S. Treasury obligations, foreign, and municipal bonds are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally use market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information of comparable securities, and other relevant security specific information. Asset backed/commercial mortgage-backed securities are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing service generally uses models that consider trade data, prepayment, and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Shares of open-end investment companies are valued at NAV.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; or

Level 3 –	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | December 31, 2023	35

James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

James Balanced: Golden Rainbow Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$208,739,546	$—	$—	$208,739,546
Exchange-Traded Funds	19,022,062	—	—	19,022,062
Corporate Bonds	—	35,569,253	—	35,569,253
Mortgage-Backed Securities	—	12,783,982	—	12,783,982
Municipal Bonds	—	7,342,877	—	7,342,877
U.S. Government & Agencies	—	22,179,805	—	22,179,805
U.S. Treasury Obligations	—	112,730,750	—	112,730,750
Money Market Funds	2,765,611	—	—	2,765,611
Total	$230,527,219	$190,606,667	$—	$421,133,886

James Small Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$37,021,300	$—	$—	$37,021,300
U.S. Treasury Obligations	—	996,631	—	996,631
Money Market Funds	779,898	—	—	779,898
Total	$37,801,198	$996,631	$—	$38,797,829

James Micro Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$25,192,671	$—	$—	$25,192,671
U.S. Treasury Obligations	—	896,968	—	896,968
Money Market Funds	260,425	—	—	260,425
Total	$25,453,096	$896,968	$—	$26,350,064

James Aggressive Allocation Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$16,877,684	$—	$—	$16,877,684
Corporate Bonds	—	1,265,544	—	1,265,544
U.S. Government & Agencies	—	1,282,439	—	1,282,439
U.S. Treasury Obligations	—	1,881,052	—	1,881,052
Money Market Funds	409,822	—	—	409,822
Total	$17,287,506	$4,429,035	$—	$21,716,541

The Funds did not hold any derivative instruments or assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended December 31, 2023.

36	www.jamesinvestment.com

James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

Investment Transactions

Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of December 31, 2023, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Foreign Currency Translation

Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, that result from changes in exchange rates.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT. Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders

Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The tax character of distributions paid to shareholders during the periods ended December 31, 2023 and June 30, 2023 was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
December 31, 2023
Ordinary Income	$2,752,735	$118,656	$163,890	$135,785
Long-Term Capital Gains	3,868,121	105,044	—	—
Total	$6,620,856	$223,700	$163,890	$135,785

June 30, 2023
Ordinary Income	$5,349,487	$165,848	$131,001	$148,040
Long-Term Capital Gains	18,029,254	1,908,389	1,699,953	—
Total	$23,378,741	$2,074,237	$1,830,954	$148,040

Semi-Annual Report | December 31, 2023	37

James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

Allocation of Income and Expense

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. The Adviser pays the expenses of each Fund, except for the James Balanced: Golden Rainbow Fund. These expenses exclude the management fees, detailed in Note 4, brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees, 12b-1 fees and extraordinary expenses. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the six months ended December 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for the current and all open years have incorporated no uncertain tax positions that require a provision for income taxes.

The following information is computed on a tax basis for each item as of June 30, 2023:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Cost of investments	$367,194,317	$25,011,647	$15,322,938	$16,372,043
Gross unrealized appreciation	$78,321,709	$10,963,097	$8,424,455	$4,091,813
Gross unrealized depreciation	(13,240,771)	(1,135,634)	(1,041,448)	(763,102)
Net unrealized appreciation	65,080,938	9,827,463	7,383,007	3,328,711
Undistributed ordinary income	234,887	118,572	11,509	65,061
Undistributed long-term capital gains	2,077,823	105,021	—	—
Accumulated capital and other losses	—	—	(368,161)	(736,018)
Distributable earnings	$67,393,648	$10,051,056	$7,026,355	$2,657,754

The following information is computed on a tax basis for each item as of December 31, 2023:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Cost of investments	$342,520,300	$25,061,414	$14,999,112	$16,870,165
Gross unrealized appreciation	$88,509,912	$14,665,522	$12,279,493	$5,373,237
Gross unrealized depreciation	(9,896,326)	(929,107)	(928,541)	(526,861)
Net unrealized appreciation	$78,613,586	$13,736,415	$11,350,952	$4,846,376

The difference between the cost of investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and U.S. GAAP.

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James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

Capital Losses

Under the Code, Capital Losses are carried over to future tax years and will retain their character as either short-term or long-term capital losses. These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the Funds have elected to defer for the current fiscal year. The Funds’ ability to utilize capital loss carryforwards in the current and future may be limited under the Code and related regulations based on the results of future transactions.

Capital losses carried forward to the current tax year were as follows:

	Short-Term	Long-Term
James Aggressive Allocation Fund	$736,018	$—

3. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2023, cost of purchases and proceeds from sales and maturities of investment securities (excluding short-term securities and U.S. government obligations) was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Purchases of investment securities	$15,915,529	$2,088,171	$—	$1,565,048
Proceeds from sales and maturities of investment securities	$28,775,013	$2,956,012	$485,009	$1,094,379

During the year ended June 30, 2023, cost of purchases and proceeds from sales and maturities of long-term U.S. government obligations was as follows:

	James Balanced: Golden			James Aggressive
	Rainbow Fund	James Small Cap Fund	James Micro Cap Fund	Allocation Fund
Purchases of investment securities	$10,127,947	$—	$—	$480,592
Proceeds from sales and maturities of investment securities	$17,642,380	$—	$—	$608,831

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement

The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day-to-day management of each Fund’s portfolio and pursuant to separate management agreements between the Trust, on behalf of each Fund, and the Adviser (the “Investment Management Agreements”).

Semi-Annual Report | December 31, 2023	39

James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Aggressive Allocation Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.98%
Over $500 million and including $1 billion	0.95%
Over $1 billion and including $2 billion	0.90%
Over $2 billion	0.85%

Advisory fees for the James Small Cap Fund and the James Micro Cap Fund are reduced by the fees and expenses of the non-interested trustees incurred by the applicable Fund. Under the Investment Management Agreement, the Adviser is responsible for the payment of all operating expenses of the James Small Cap Fund, James Micro Cap Fund, and James Aggressive Allocation Fund, except for brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses. The Adviser is not entitled to recoupment of such expenses.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. The Funds or the Adviser pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain cost related to the pricing of the Funds’ portfolio securities. Administration and transfer agent fees paid by the Funds for the six months ended December 31, 2023, are disclosed on the Statements of Operations.

Plan of Distribution

Pursuant to the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (“UFD”) serves as principal underwriter and exclusive agent for distribution of shares of the Funds. UFD is a wholly-owned subsidiary of Ultimus. The James Balanced: Golden Rainbow Fund (Retail Class) and James Small Cap Fund have each adopted a plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Plan”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders (“Distribution Expenses”). These Distribution Expenses are reflected as 12b-1 distribution and service fees on the Statements of Operations. Payments under a Plan are made to the Adviser or its designee, which uses them to pay Distribution Expenses on behalf of and as agent of the Trust. The amount payable by the James Small Cap Fund and the Retail Class of the James Balanced: Golden Rainbow Fund, under its Plan is 0.25% of its average daily net assets. Payments received under the Plan are in addition to the fees paid to the Adviser pursuant to the Management Agreements. Pursuant to the Plan, the Adviser shall act in the Funds’ best interests in expending or directing its designee to expend payments received by the Adviser or its designee, and such payments shall be used solely for the purpose of paying Distribution Expenses on behalf of the Funds; provided, however, that to the extent the Distribution Expenses for the period to which a payment relates are less than the payment, the Adviser may retain the excess.

Trustee Fees

Effective January 1, 2024, each Trustee who is not an interested person of the Trust (“Independent Trustees”), as defined in the 1940 Act, receives (1) a quarterly retainer of $8,300, (2) a per meeting fee for regularly scheduled Board meetings of $2,200, (3) a quarterly fee paid to the Audit Committee Chair of $1,050 and a quarterly fee paid to the other members of the Audit Committee of $525, (4) a per meeting fee of $2,200 for any special meeting held outside of a regularly scheduled Board meeting that the Independent Trustee is required to attend in person, (5) a per meeting fee of $220 for any special telephonic meetings held outside of a regularly scheduled Board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

Prior to January 1, 2024, each Independent Trustee received (1) a quarterly retainer of $7,900, (2) a per meeting fee for regularly scheduled Board meetings of $2,100, (3) a quarterly fee paid to the Audit Committee Chair of $1,000 and a quarterly fee paid to the other members of the Audit Committee of $500, (4) a per meeting fee of $2,100 for any special meeting held outside of a regularly scheduled Board meeting that the Independent Trustee is required to attend in person, (5) a per meeting fee of $210 for any special telephonic meetings held outside of a regularly scheduled Board meeting, and (6) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. Such fees are presented on the Statements of Operations as Trustee fees.

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James Advantage Funds	Notes to Financial Statements
December 31, 2023 (Unaudited)

Principal Holders of Fund Shares

As of December 31, 2023, the following shareholders owned of record 25% or more of the outstanding shares of each Fund, as applicable:

NAME OF RECORD OWNER	% OWNERSHIP
James Balanced: Golden Rainbow Fund
National Financial Services, LLC (for the benefit of its customers)	38%
James Micro Cap Fund
Iris James	27%
James Aggressive Allocation Fund
Iris James	25%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate. As of December 31, 2023, none of the Funds had outstanding borrowings under the line of credit agreement. For the six months ended December 31, 2023, none of the Funds utilized the line of credit. Each Fund’s line of credit agreement is set to expire on July 3, 2024.

The terms of the agreements can be characterized as follows:

	Maximum
	Balance	Interest
	Available	Rate	Expiration Date
James Balanced: Golden Rainbow Fund	$25,000,000	Prime Rate*	July 3, 2024
James Small Cap Fund	$2,000,000	Prime Rate*	July 3, 2024
James Micro Cap Fund	$1,250,000	Prime Rate*	July 3, 2024
James Aggressive Allocation Fund	$750,000	Prime Rate*	July 3, 2024

*	The rate at which the Bank announces as its prime lending rate.

7. SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of December 31, 2023, the James Small Cap Fund and the James Micro Cap Fund had 25.2% and 27.1% of their net assets invested in common stocks within the Financials industry sector, respectively.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Semi-Annual Report | December 31, 2023	41

James Advantage Funds	Disclosure of Fund Expenses
December 31, 2023 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2023 through December 31, 2023.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	July 1, 2023	December 31, 2023	Ratio(a)	Period(b)
James Balanced: Golden Rainbow Fund - Retail Class
Based on Actual Fund Return	$1,000.00	$1,051.30	1.20%	$6.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.16	1.20%	$6.11

James Balanced: Golden Rainbow Fund - Institutional Class
Based on Actual Fund Return	$1,000.00	$1,053.00	0.95%	$4.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.42	0.95%	$4.84

James Small Cap Fund
Based on Actual Fund Return	$1,000.00	$1,143.40	1.50%	$8.10
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	1.50%	$7.63

James Micro Cap Fund
Based on Actual Fund Return	$1,000.00	$1,183.70	1.50%	$8.26
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	1.50%	$7.63

James Aggressive Allocation Fund
Based on Actual Fund Return	$1,000.00	$1,073.70	1.02%	$5.33
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.06	1.02%	$5.19

(a)	Annualized, based on each Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

42	www.jamesinvestment.com

James Advantage Funds	Additional Information
December 31, 2023 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1-800-995-2637. These items are also available on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Funds’ portfolio holdings are made available semi-annually in shareholder reports within 60 days after the close of the period for which the report is being made, as required by federal securities laws. The Funds also file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. Schedules of portfolio holdings are also available at www.jamesinvestment.com, or upon request, without charge by calling at 1-800-995-2637.

Semi-Annual Report | December 31, 2023	43

James Advantage Funds	Privacy Policy
December 31, 2023 (Unaudited)

Facts

What does James Advantage Funds do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●	Social Security number and wire transfer instructions

●	account transactions and transaction history

●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99JAMES (800-995-2637)

What we do:
How does James Advantage Funds To protect your personal information from unauthorized access and use, we use security measures that comply protect my personal information? with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does James Advantage Funds	We collect your personal information, for example, when you
collect my personal information?	●	open an account or deposit money
	●	direct us to buy securities or direct us to sell your securities
	●	seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
	●	sharing for affiliates’ everyday business purposes – information about your creditworthiness.
	●	affiliates from using your information to market to you.
	●	sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
	●	Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
	●	James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
	●	James Advantage Funds does not jointly market.

44	www.jamesinvestment.com

Intentionally Left Blank

INVESTMENT ADVISER
James Investment
Research, Inc.
P.O. Box 8
Alpha, Ohio 45301
info@jamesinvestment.com

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Suite 400
1601 Wewatta Street
Denver, Colorado 80202

DISTRIBUTOR
Ultimus Fund Distributors, LLC
225 Pictoria Drive
Suite 450
Cincinnati, Ohio 45246

LEGAL COUNSEL
Davis Graham
& Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202

For information about the Funds, or to make inquiries about the Funds,

please call 1-800-99JAMES (1-800-995-2637).

www.jamesinvestment.com	JAF-SAR-23

(b)	Not applicable

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(1) Not applicable.

(2) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) are attached hereto.

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	James Advantage Funds

By (Signature and Title)		/s/ R. Brian Culpepper

R. Brian Culpepper, President (Principal Executive Officer)

Date	February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ R. Brian Culpepper

R. Brian Culpepper, President (Principal Executive Officer)

Date	February 26, 2024

By (Signature and Title)		/s/ Brian P. Shepardson

Brian P. Shepardson, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date	February 26, 2024